Revenue from contracts with customers	6 Months Ended
Jun. 30, 2022
Revenue from Contract with Customer [Abstract]
Revenue from contracts with customers

3.       Revenue from contracts with customers

Voyage charters and contracts of affreightment: Revenues from voyage charters and contracts of affreightment amounted to $119,487 and $63,311 for the second quarter of 2022 and 2021, respectively, and for the first half of 2022, amounted to $185,714 compared to $128,450 for the prior year first half.

Time, bareboat charters and pooling arrangements: Revenues from time charter hire arrangements amounted to $97,212 and $73,104 for the second quarter of 2022 and 2021, respectively, and for the first half of 2022, amounted to $180,689 compared to $146,979 for the prior year first half.

Unearned revenue: Unearned revenue represents cash received within the reporting period, for which related service has not been provided. It primary relates to charter hire paid in advance and to revenue resulting from charter agreements with varying rates. As of June 30, 2022, unearned revenue amounted to $7,082 ($9,020 at December 31, 2021).